Ex 99.1
GameStop Corp.
GameStop, Inc.
LETTER OF TRANSMITTAL
IN RESPECT OF THE OFFER TO EXCHANGE
all outstanding
Senior Floating Rate Notes due 2011
($300,000,000 principal amount outstanding)
for
Senior Floating Rate Notes due 2011
Which Have Been Registered Under the Securities Act of 1933
and all outstanding
8% Senior Notes due 2012
($650,000,000 principal amount outstanding)
for
8% Senior Notes due 2012
Which Have Been Registered Under the Securities Act of 1933
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2006, UNLESS EXTENDED (THE “EXPIRATION DATE”).
The Exchange Agent is: Citibank, N.A.

By Registered or Certified Mail: Citibank, N.A. 111 Wall Street, 15th Floor New York, NY 10005 Attn: Agency & Trust Services	By Overnight and Hand Delivery: Citibank, N.A. 111 Wall Street, 15th Floor New York, NY 10005 Attn: Agency & Trust Services	By Facsimile: Citibank, N.A. Attn: Agency & Trust Services 212-657-1020 Confirm by Telephone: 1-800-422-2066
      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
      The undersigned hereby acknowledges that it has received the Prospectus dated                     , 2006 (the “Prospectus”) of GameStop Corp., a Delaware corporation, and GameStop, Inc., a Minnesota corporation (the “Issuers”), and this Letter of Transmittal (this “Letter of Transmittal”), which together constitute the Issuers’ offer (the “Exchange Offer”) to exchange (1) $1,000 principal amount of their Senior Floating Rate Notes due 2011 (the “New Floating Rate Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of their outstanding, unregistered Senior Floating Rate Notes due 2011 (the “Old Floating Rate Notes”), of which $300,000,000 principal amount is outstanding, and (2) $1,000 principal amount of their 8% Senior Notes due 2012 (together with the New Floating Rate Notes, the “Exchange Notes”), which have been registered under the Securities Act pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of their outstanding, unregistered 8% Senior Notes due 2012 (together with the Old Floating Rate Notes, the “Old Notes”), of which $650,000,000 principal amount is outstanding.
      This Letter of Transmittal is to be used by Holders of Old Notes (i) if certificates representing the Old Notes are to be physically delivered herewith, (ii) if a tender of Old Notes is to be made by book-entry transfer into the Exchange Agent’s account at the Depository Trust Company (“DTC”) pursuant to the procedure described in the Prospectus, or (iii) if tender of Old Notes is to be made by using a Notice of Guaranteed Delivery (a “Notice of Guaranteed Delivery”) according to the guaranteed delivery procedures described in the Prospectus.
      The term “Holder” with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from such a registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.
      The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 11 herein.

      PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING IT.
      List below the Old Notes to which this Letter of Transmittal relates.

DESCRIPTION OF OLD NOTES TENDERED HEREWITH

Principal Amount
Name(s) and Address(es) of		Aggregate Principal	Tendered (must be in
Registered Holder(s)		Amount Represented by	Integral Multiples of
(Please Fill in, if Blank)	Certificate Number(s)	Certificate(s)	$1,000)*

Total

* Need not be completed if Old Notes are being tendered by book entry transfer.
* Unless indicated in the column labeled “Principal Amount Tendered,” any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled “Aggregate Principal Amount Represented by Certificate(s).”

      If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
      The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be integral multiples of $1,000.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 5, 6 and 8)
      To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.
Issue certificate(s) to:
Name

(Please Print)
Address

(Include Zip Code)

(Tax Identification or Social Security No.)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5, 6 and 8)
      To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.
Mail to:
Name

(Please Print)
Address

(Include Zip Code)

(Tax Identification or Social Security No.)

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name

Address

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution

Account Number

                            Transaction Code Number

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
Name of Registered Holder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

If delivered by book-entry transfer:
Name of Tendering Institution

Account Number

                            Transaction Code Number

Ladies and Gentlemen:
      Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby tenders, sells, assigns and transfers to, or upon the order of, the Issuers all of its right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Issuers and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers and (ii) present such Old Notes for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.
      The undersigned hereby represents and warrants that it has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange and acquired by the Issuers.
      The undersigned hereby acknowledges that the Exchange Offer is being made in reliance on the interpretations of the staff of the Securities and Exchange Commission (the “SEC”), as contained in no-action letters issued to other issuers in exchange offers similar to the Exchange Offer. Based on such interpretations of the staff of the SEC set forth in such no-action letters, the Issuers believe that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold or otherwise transferred by a Holder thereof (other than any such Holder that is a broker-dealer or an “affiliate” of either of the Issuers within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (i) such Exchange Notes are acquired in the ordinary course of such Holder’s business and (ii) such Holder is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in a distribution of the Exchange Notes. The undersigned hereby acknowledges, however, that the Issuers do not intend to request that the SEC consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter that addresses whether or not the SEC will treat the Exchange Offer in the same way it has treated similar exchange offers in the past.
      The undersigned hereby represents that any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of the business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the undersigned nor any such other person is participating, intends to participate, or has an arrangement or understanding with any person to participate, in a distribution of the Exchange Notes, and that neither the undersigned nor any such other person is an “affiliate,” as defined under Rule 405 of the Securities Act, of either of the Issuers or any subsidiary of either of the Issuers or, if the undersigned or any such person is an “affiliate,” that such undersigned or any such person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If a Holder is unable to make the foregoing representations, such Holder may not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction unless such sale is made pursuant to an exemption from such requirements.
      If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, the undersigned hereby represents that the Old Notes to be exchanged for the Exchange Notes were acquired by the undersigned as a result of market-making or other trading activities, and hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes and that it has not entered into any arrangement or understanding with the Issuers or an affiliate of either of the Issuers in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
      The undersigned hereby acknowledges that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby.

      For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuers have given oral or written notice thereof to the Exchange Agent.
      Certificates for all Exchange Notes delivered in exchange for Old Notes and any tendered Old Notes not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below the signature of the undersigned, or at a different address as may be indicated herein under “Special Delivery Instructions,” as promptly as practicable after the Expiration Date (unless tender is being made through DTC). Unless otherwise indicated under “Special Issuance Instructions,” certificates for all Exchange Notes delivered in exchange for Old Notes and any tendered Old Notes not accepted for exchange pursuant to the Exchange Offer for any reason will be issued in the name(s) of the undersigned or, in the case of a book-entry delivery of Old Notes, credited to the account at DTC indicated above.
      All authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall survive and not be affected by the death, incapacity or dissolution of the undersigned.
      The undersigned hereby acknowledges that tenders of Old Notes pursuant to the procedures described in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. The undersigned hereby further acknowledges that as a result of the conditions to the Exchange Offer set forth in the Prospectus under the caption “The Exchange Offer — Conditions,” the Issuers may not be required to exchange all or some portion of the Old Notes tendered hereby in certain circumstances. The undersigned hereby further acknowledges that tenders of Old Notes may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tender.”
      Holders of the Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent on or prior to 5:00 P.M. on the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 1 regarding the completion of this Letter of Transmittal.
      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES TENDERED HEREWITH” AND EXECUTING THIS LETTER OF TRANSMITTAL BELOW, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)
Must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes hereby tendered or in whose names the Old Notes are registered on the books of DTC or one of its participants, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person’s authority so to act. See Instruction 5 regarding the proper execution of this Letter of Transmittal.
X

X

Date

Name(s)

(Please Print)
Capacity

Address

(Including Zip Code)
Area Code and Telephone No.

Taxpayer Identification or Social Security No.

GUARANTEE OF SIGNATURES
(IF REQUIRED BY INSTRUCTION 5)
X

(Authorized Signatory)
Date

Name(s)

Title(s)

Name of Firm

Address

Area Code and Telephone No.

INSTRUCTIONS FORMING PART OF THE TERMS AND
CONDITIONS OF THE EXCHANGE OFFER
       1. Delivery of this Letter of Transmittal and Old Notes. The tendered Old Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. This Letter of Transmittal is to be used by Holders of Old Notes (i) if certificates representing the Old Notes are to be physically delivered herewith, (ii) if a tender of Old Notes is to be made by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the procedure described in the Prospectus, or (iii) if tender of Old Notes is to be made by using a Notice of Guaranteed Delivery according to the guaranteed delivery procedures described in the Prospectus. No Letter of Transmittal or Old Notes should be sent to the Issuers.
      For Holders whose Old Notes are being delivered by book-entry transfer, delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message. An “Agent’s Message” is a message transmitted by DTC to the Exchange Agent stating that DTC has received an express acknowledgement from the participant in DTC tendering the Old Notes that the participant has received and agrees to execute and be bound by the terms of the Letter of Transmittal, and that the Issuers may enforce this agreement against the participant.
      If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Old Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program.
      Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an “Eligible Institution”); (ii) on or prior to 5:00 P.M. on the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer, must be received by the Exchange Agent within five (5) business days after the Expiration Date, all as provided in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.” Any Holder of Old Notes who wishes to tender its Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.
      All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuers’ acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects or irregularities or conditions of tender as to the Exchange Offer and/or particular Old Notes. The Issuers’ interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuers shall determine. Neither the Issuers, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.
      2. Tender by Holder. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the Holder and who wishes to tender should arrange with the Holder to execute and deliver this Letter of Transmittal on its behalf or must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial holder’s name or obtain a properly completed bond power from the Holder.
      3. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of Old Notes Tendered Herewith” above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then a certificate or certificates representing Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the box entitled “Special Delivery Instructions” above, promptly after the Old Notes are accepted for exchange.
      4. Withdrawal of Tenders. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including the registered number or numbers and principal amount of such Old Notes or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have Citibank, N.A., the trustee with respect to the Old Notes, register the transfer of such Old Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly re-tendered. Properly withdrawn Old Notes may be re-tendered by following one of the procedures set forth in this Letter of Transmittal at any time prior to 5:00 p.m., New York City time, on the Expiration Date.
      5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.
      Except as otherwise provided below, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the Holder(s) of the Old Notes tendered herewith and such Holder(s) has not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” or (ii) such Old Notes are tendered for the account of an Eligible Institution.
      If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the Holder(s) of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the Holder(s) appears on the Old Notes.
      If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority so to act must be submitted with this Letter of Transmittal.
      Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.
      6. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.
      7. Tax Identification Number. Federal income tax law requires that a Holder whose tendered Old Notes are accepted for exchange must provide the Issuers (as payors) with its correct Taxpayer Identification Number (“TIN”), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Issuers are not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, delivery to such Holder of Exchange Notes may be subject to backup withholding in an amount equal to 28% of the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS by the Holder. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”
      To prevent backup withholding, each exchanging Holder must provide its correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Issuers within 60 days, backup withholding will begin and continue until you furnish your TIN to the Issuers.
      8. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the Holder or on any other persons) will be payable by the tendering Holder.
      Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.
      9. Waiver of Conditions. The Issuers reserve the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.
      10. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address specified in the Prospectus for further instructions.
      11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.
(DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered	Old Notes Tendered	Old Notes Accepted

Delivery Prepared by

 Checked By

 Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
      Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the
SOCIAL SECURITY
For this type of account:		number of —

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account.(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship	The owner(3)

6.	Sole proprietorship	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
10.	Partnership	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Obtaining a Number
If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.
Payees Exempt from Backup Withholding
Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.
Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.
Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.
Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.
Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.
Privacy Act Notice. — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.
Penalties
(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

PAYER’S NAME: Dresser-Rand Group Inc.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Name Social Security Number OR Employer Identification Number Part 3 — Awaiting TIN ☐

Payer’s Request for Taxpayer Identification Number (TIN)	Part 2 — Certification — Under the penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because(a) I am exempt from backup withholding, or(b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or(c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS — You must cross out item(2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Sign Here SIGNATURE DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.
SIGNATURE ______________________________  DATE _________________________,